SUPPLEMENT DATED MAY 1, 2003 TO THE
              FIRST INVESTORS TAXABLE BONDS AND MONEY MARKET FUNDS
                   STATEMENT OF ADDITIONAL INFORMATION PART I
                             Dated December 31, 2002
                                 relating to the
                   FIRST INVESTORS CASH MANAGEMENT FUND, INC.
                      FIRST INVESTORS GOVERNMENT FUND, INC.
                      FIRST INVESTORS INVESTMENT GRADE FUND
                     a Series of First Investors Series Fund
                      FIRST INVESTORS FUND FOR INCOME, INC.





1. On page I-11 the first sentence under the Heading "PERFORMANCE INFORMATION" for the Cash Management Fund is replaced with the following:
      "The following is an example, for purposes of illustration only, of the current and effective yield calculation for Class A and Class B shares for the seven day period ended September 30, 2002."

2. On page I-11 the last column of the chart under the Heading "PERFORMANCE INFORMATION" for the Cash Management Fund is replaced with the following:
      "Weighted average life to maturity of the portfolio on September 30, 2002 was 78 days."

3. On Page I-13, the last sentence of footnote 1, under the Heading "TOTAL RETURN AT NAV: 1,2" is replaced with the following: "From July 1, 1993 to June 14, 2002, the maximum front-end sales charge was 6.25%."




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